EXHIBIT 99.1

BLINK TECHNOLOGIES, INC.

AUDITED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2013 AND 2012

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Blink Technologies, Inc.

Balance Sheets

	December 31,
	2013	2012
ASSETS
Current assets:
Cash	$2	$1,066
Accounts receivable	34,200	-
Total current assets	34,202	1,066
Total assets	$34,202	$1,066

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$86,093	$56,767
Accounts payable - related party	100,000	-
Total current liabilities	186,093	56,767
Total liabilities	186,093	56,767

Commitments and contingencies

Stockholders' deficit
Common stock, $0.001 par value; 100,000,000 shares authorized; issued and outstanding 75,000,000 and 69,500,000 at December 31, 2013 and 2012, respectively.	75,005	69,505
Additional paid-in capital	3,365,593	2,546,093
Accumulated deficit	(3,592,489)	(2,671,299)
Total stockholders' deficit	(151,891)	(55,701)
Total liabilities and stockholder's deficit	$34,202	$1,066

 The accompanying notes are an integral part of these financial statements

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Blink Technologies, Inc.

Statements of Operations

	Yeas Ended December 31,
	2013	2012

Sales, net	$23,155	$-
Cost of sales	25,800	31,428
Gross loss	(2,645)	(31,428)

Operating expenses:
General and administrative	810,321	31,048
Sales and marketing	33,224	321
Total operating expenses	843,545	31,369
Operating loss	(846,190)	(62,797)

Other income (expense)
Loss on share issuance	-	(33,750)
Debt settlement - related party	(75,000)	(70,000)
Total other income (expense)	(75,000)	(103,750)
Net loss before income tax provision	(921,190)	(166,547)
Income tax provision (benefit)	-	-
Net loss	$(921,190)	$(166,547)

Net loss per common share - basic	$(0.012)	$(0.002)

Weighted average common shares outstanding - basic	75,000,000	69,500,000

The accompanying notes are an integral part of these financial statements

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Blink Technologies, Inc.

Statement of Stockholder's Deficit

For The Years Ended December 31, 2013 and 2012

				Additional		Total
	Common stock			paid-in	Accumulated	Stockholders'
	Shares	Amount	Unissued	Capital	Deficit	Deficit

Balance, December 31, 2011	68,161,666	$68,166	$667	$2,446,015	$(2,504,752)	$10,096

Common stock issued for cash	671,667	672	-	100,078	-	100,750
Common stock issued for funders	666,667	667	(667)	-	-	-
Net loss	-	-	-	-	(166,547)	(166,547)
Balance, December 31, 2012	69,500,000	69,505	-	2,546,093	(2,671,299)	(55,701)

Common stock issued for services	5,000,000	5,000	-	745,000	-	750,000
Common stock issued for debt settlement	500,000	500	-	74,500	-	75,000
Net loss	-	-	-	-	(921,190)	(921,190)
Balance, December 31, 2013	75,000,000	$75,005	$-	$3,365,593	$(3,592,489)	$(151,891)

The accompanying notes are an integral part of these financial statements

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Blink Technologies, Inc.

Statements of Cash Flows

	Years Ended December 31,
	2013	2012
Cash flows from operating activities:
Net loss	$(921,190)	$(166,547)
Adjustments to reconcile net loss to net cash operating activities
Uncollectible subscription receivable	-	33,750
Common stock issued for services	750,000	-
Common stock issued for debt settlement	75,000	-
Loss on debt settlement	-	56,667

Changes in operating assets and liabilities:
Accounts receivable	-	-
Inventory	(34,200)	2,885
Due to related party	100,000	-
Accounts payable and accrued liabilities	29,329	-
Net cash used in operating activities	(1,061)	(73,245)

Net cash provided by financing activities:
Proceeds from the sale of common stock	-	67,000
Net cash provided by financing activities	-	67,000
Net decrease in cash	(1,061)	(6,245)
Cash - beginning of period	1,063	7,311
Cash - end of period	$2	$1,066

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
CASH PAID DURING THE YEAR FOR:
Taxes paid	$-	$-
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements

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BLINK TECHNOLOGIES, INC.

NOTES TO AUDITED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

NOTE 1 – ORGNIZATION, RECENT ACCOUNTING PRONOUNCEMENTS AND GOING CONCERN

Organization

Blink Technologies, Inc. (“Blink”, the “Company”, "we", "us" and "our") is a Nevada Corporation, established on April 1, 2010. The Company initially sold energy efficient light bulbs to end users directly. The Company moved into new technology cables and adaptors, including light-weight, high-speed HDMI cables. In December of 2013, the Company began selling BiggiFi, an Android-based computer-on-a-stick, that allows a smartphone and/or tablet user to cast content from their device to an HD-TV through the BiggiFi device attached via the HDMI port, effectively replacing HDMI cables, and allowing the device to serve as the controller. Blink established a two-tier distribution channel of key distributors and resellers for this product and to service future products and services.

Recent Accounting Pronouncements

The Company reviews new accounting standards as issued. Although some of these accounting standards issued or effective after the end of the Company’s previous fiscal year may be applicable to the Company, it has not identified any standards that it believes merit further discussion or will have a significant impact on its financial statements except as described below. To view all FASB Accounting Standards Updates, please visit http://www.fasb.org/jsp/FASB/Page/SectionPage&cid=1176156316498.

On June 10, 2014, accounting principles generally accepted in the United States were amended to remove the definition of a development stage entity thereby removing the financial reporting distinction between development stage entities and other reporting entities. In addition, the amendments eliminate the requirements for the Company to present inception-to-date information and to label the financial statements as those of a development stage entity. The amendments are effective for the Company’s financial statements as of December 31, 2016, and interim periods therein; however, early application of each of the amendments is permitted for any reporting period. The Company has adopted the amendments and does not present inception-to-date information in the statements of operations, statement of changes in stockholders' deficit and statements of cash flows.

In May 2014, the Financial Accounting Standards Board issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Accounting Standards Codification (“ASC”) 605, Revenue Recognition. The new revenue recognition standard requires entities to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for interim and annual reporting periods beginning after December 15, 2016 and is to be applied retrospectively. The Company is in the process of evaluating the effect that ASU 2014-09 will have on its results of operations and financial position.

Going Concern

The Company has sustained operating losses since inception. As of December 31, 2013, the Company has an accumulated deficit of $3,592,489 and negative working capital of $151,891. The Company has and will continue to use capital to maintain operations and grow. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from the going concern uncertainty.

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NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant balance sheet accounts that could be affected by such estimates are intangible assets. Actual results could differ from those estimates and such differences could be material.

Fair Value Measurement

ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three levels are defined as follows:

•	Level 1 – inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

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Level 2 – inputs to the valuation methodology include quoted prices in markets that are not active or quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

•	Level 3 – inputs to the valuation methodology are unobservable, reflecting the entity’s own assumptions about assumptions market participants would use in pricing the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Fair value is a market based measure considered from the perspective of a market participant who holds the asset or owes the liabilities rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the assets or liabilities at the measurement date. The carrying value of cash and cash equivalents, accounts payable and accrued liabilities approximate their fair value because of the short-term nature of these instruments and their liquidity. It is not practical to determine the fair value of our notes payable due to the complex terms. Management is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents may at times exceed federally insured limits. To minimize this risk, the Company places its cash and cash equivalents with high credit quality institutions.

Accounts Receivable

Accounts receivable are reported at the customers' outstanding balances. The Company does not have a history of significant bad debt and has not recorded any allowance for doubtful accounts. Interest is not accrued on overdue accounts receivable. The Company evaluates receivables on a regular basis for potential reserve.

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Inventory

The Company currently utilizes a perpetual inventory system. Inventories are valued at the lower of cost or market. Cost is determined on an average cost basis. Management performs periodic assessments to determine the existence of obsolete, slow moving and non-salable inventories, and records necessary provisions to reduce such inventories to net realizable value.

Revenue and Cost of Goods Sold

The Company primarily sells the BiggiFi product through key distributors and resellers. The reselling agreements established with these channel partners include certain standard return rights and price protection. The Company made its first sale of 600 units of the BiggiFi product for $34,200 in December 2013 to a distributor. Subsequently, in 2014, the Company received a pricing protection request for $11,045. As a result, the Company recorded an allowance against the sale made in December 2013. Due to the limited amount of sales and experience with channel pricing pressures for the BiggiFi product, the Company cannot accurately forecast the amount of pricing protection that will be requested for future orders. For the December 2013 sale, no additional pricing protections will be provided. Moving forward, the Company anticipates moving into niche markets with integrated hardware and software solutions that provide secure data gathering, manipulating, securing, sharing, communicating, and storing.

Advertising Costs

The Company expenses all advertising as incurred. During the years ended December 31, 2013 and 2012, the Company did not incur any advertising expense.

Income Taxes

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on differences between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company records net deferred tax assets to the extent the Company believes these assets will more likely than not be realized. In making such determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations. A valuation allowance is established against deferred tax assets that do not meet the criteria for recognition. In the event the Company were to determine that it would be able to realize deferred income tax assets in the future in excess of their net recorded amount, we would make an adjustment to the valuation allowance which would reduce the provision for income taxes.

The Company follows the accounting guidance which provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax provisions must meet a more-likely-than-not recognition threshold at the effective date to be recognized initially and in subsequent periods. Also included is guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

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NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable of $34,200 as of December 31, 2013 represents the sale of 600 units of BiggiFi product to our distributor. The sale is subject to $11,045 of price protection which liability is included in accounts payable and accrued liabilities as described below.

NOTE 4 – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities of $86,093 as of December 31, 2013 consisted of $11,000 due to International Technologies Marketing, Inc., $11,045 due to our distributor for pricing protection related to the sale of 600 units of the BiggiFi product, $56,767 due to an individual as described below and $7,281 related to credit card charges.

Accounts payable and accrued liabilities as of December 31, 2012 was $56,767, and reflects the amount due to an individual pursuant to a settlement agreement.

NOTE 5 – RELATED PARTY TRANSACTIONS

A related party with respect to the Company is generally defined as any person (i) (and, if a natural person, inclusive of his or her immediate family) that holds 10% or more of the Company’s securities, (ii) that is part of the Company’s management, (iii) that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

On September 1, 2013, the Company and Dean Miller entered into a Consulting Agreement whereby Mr. Miller will serve as the non-employee chief executive officer of the Company ("CEO") for an initial term of six months and successive three month periods unless terminated by either party on ninety days prior written notice. Mr. Miller is entitled to $9,000 per month and reimbursement of all Company related expenses paid directly by Mr. Miller. During 2013, the Company accrued $36,000 of compensation and $64,000 of expenses paid by Mr. Miller on behalf of the Company. No payments were made to Mr. Miller during 2013. In addition, Mr. Miller received 5,000,000 shares of restricted common stock.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

NOTE 6 – CAPITAL STOCK

Preferred Stock

As of December 31, 2013, the Company has no authorized shares of preferred stock.

Common Stock

During the year ended December 31, 2013, the Company issued 5,500,000 shares of restricted common stock as follows:

•	5,000,000 shares were issued to Dean Miller, CEO in exchange for services valued at $0.15 per share, or $750,000 which was expensed upon issuance on September 15, 2013; and

•	500,000 shares valued at $0.15 per share, or $75,000 were issued as part of a settlement with International Technologies Marketing, Inc. for the Company’s breach of a marketing agreement.

During the year ended December 31, 2012, the Company issued 1,338,334 shares of restricted common stock as follows:

•	666,667 shares were issued on January 12, 2012 to an investor who provided financing in 2010; and

•	671,667 shares were issued on January 15, 2012 in exchange for cash of $0.15 per share.

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NOTE 7 - NET INCOME (LOSS) PER SHARE

During the years ended December 31, 2013 and 2012, the Company recorded a net loss. Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. The Company has no outstanding derivatives or convertible securities.

Following is the computation of basic net loss per share for the years ended December 31, 2013 and 2012:

	2013	2012
Basic and Diluted EPS Computation
Numerator:
Loss available to common stockholders'	$(921,190)	$(166,547)
Denominator:
Weighted average number of common shares outstanding - Basic	75,000,000	69,500,000

Basic EPS	$(0.01)	$(0.00)

NOTE 8 - INCOME TAXES

No provision for income taxes was recorded in the periods presented due to tax losses incurred in each period. The income tax provision differs from the amount computed by applying the statutory income tax rate of 34% to pre-tax loss as follows:

	December 31,
	2013	2012
Deferred tax assets:
Approximate net operating loss carryforwards	$542,642	$446,452
Statutory tax rate	34%	34%
Gross deferred tax assets	184,498	151,794
Valuation allowance	(184,498)	(151,794)
Net deferred tax asset	$-	$-

The approximate valuation allowance for deferred tax assets as of December 31, 2013 and 2012 was $184,498 and $151,794, respectively. The net change in the total valuation allowance for the year ended December 31, 2013 was an increase of $32,704. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Due to the uncertainty of realizing the deferred tax asset, management has recorded a valuation allowance against the entire deferred tax asset.

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The Company's net operating loss carryforward is subject to limitations of Internal Revenue Code Section 382 are available to reduce income taxes payable in future years. If not used, this carryforward will expire in years 2030 through 2033.

Utilization of U.S. net operating losses and tax credits of the Company are subject to annual limitations under Internal Revenue Code Sections 382 and 383, respectively. Subsequent significant equity changes, could further limit the utilization of the net operating losses and credits. The annual limitations have not yet been determined; however, when the annual limitations are determined, the gross deferred tax assets for the net operating losses and tax credits will be reduced with a reduction in the valuation allowance of a like amount.

As of December 31, 2013 and 2012, there were no unrecognized tax benefits. Accordingly, a tabular reconciliation from beginning to ending periods is not provided. The Company will classify any future interest and penalties as a component of income tax expense if incurred. To date, there have been no interest or penalties charged or accrued in relation to unrecognized tax benefits.

The Company does not anticipate that the total amount of unrecognized tax benefits will change significantly in the next twelve months.

NOTE 9 - SUBSEQUENT EVENTS

On February 10, 2014, the Company entered into a Share Exchange Agreement with ePunk, Inc. a Nevada corporation whereby ePunk has agreed to issue, on a pro rata basis, a total of 24,000,000 shares of common stock, which will represent 54.98% of the post-closing issued and outstanding shares of ePunk, in exchange for all of the issued and outstanding common share capital of Blink Technologies. On June 26, 2014, ePunk issued 24,000,000 shares of common stock due and allocated as of February 10, 2014, to sixty nine shareholders of record in accordance with the terms and conditions of the Share Exchange Agreement dated February 10, 2014.

On May 22, 2014, Steve Dowdell resigned as a member of the Board of Directors. Mr. Dowdell maintains a credit card in the name of the Company. Mr. Dowdell and the Company agreed that the Company is responsible for $5,714 of the balance on the credit card. As of December 31, 2013, the balance of the credit card as reflected on the Company's financial statements was $7,281. As a result of this acknowledgement, the Company recorded other income of $1,567 during the three months ended March 31, 2014.

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